Exhibit 10.4

INDEMNIFICATION AGREEMENTS

MariLyn R. Blair
Robert M. Burks, Jr.
Michel C. Cadieux
Thomas Deitrich
R. Bruce Douglas
Barbara J. Doyle
Deloris R. Duquette
Kirby A. Dyess
Jon E. Eliassen
Charles H. Gaylord
Thomas S. Glanville
Frank Jaehnert
Jerome Lande
Timothy Leyden
Peter Mainz
Charles McAtee
Philip C. Mezey
Sharelynn F. Moore
Sharon L. Nelson
Daniel S. Pelino
Simon Pontin
Carl W. Porter
Gary E. Pruitt
W. Mark Schmitz
Diana Tremblay
Russell E. Vanos
Shannon M. Votava
Robert W. Whitney
Lynda L. Ziegler